UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2012

SEALED AIR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Riverfront Boulevard
Elmwood Park, New Jersey	07407
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 201-791-7600

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 9, 2012, Sealed Air Corporation (“we” or “our”) issued a press release announcing our financial results for the quarter ended December 31, 2011. We have attached the press release as Exhibit 99.1 of this Form 8-K, which is incorporated herein by reference.

The information included in this item, including Exhibit 99.1, is hereby furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.05	Costs Associated with Exit or Disposal Activities.

Restructuring Plan Associated With Integration of Diversey Operations.

Late last year Sealed Air Corporation (the “Company,” “we,” “our,” or “us”) announced a restructuring plan associated with the integration of Diversey Holdings, Inc.’s (“Diversey”) business following its acquisition on October 3, 2011 (the “2011-2014 Integration & Optimization Program” or the “Plan”). The costs associated with the Plan primarily consist of (a) reduction in headcount, (b) the consolidation of facilities, (c) supply chain network optimization, and (d) certain other capital expenditures.

In connection with the 2011-2014 Integration & Optimization Program, the Company estimates that it will incur aggregate costs of approximately $165 to $185 million through the end of 2014. The Company expects to incur the majority of these costs in 2012. In addition, the Company anticipates approximately $40 to $50 million of capital expenditures through 2014 related to the program, of which approximately $20 million is expected in 2012. The actual timing of future charges is subject to change due to a variety of factors that may cause a portion of the spending to occur later than currently expected. Additionally, changes in foreign exchange translation may also impact future costs and benefits.

During the fourth quarter of 2011 the Company incurred a pre-tax restructuring charge of $53 million. This charge was primarily related to severance and termination benefits, of which $29 million was paid during the quarter.

Forward-Looking Statements

This Current Report on Form 8-K and the information furnished herein contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by such words as “anticipates,” “believes,” “plan,” “assumes,” “could,” “estimates,” “expects,” “will” and similar expressions. These statements include comments as to Sealed Air’s beliefs and expectations as to future events and trends affecting Sealed Air’s business. For more extensive information, see “Risk Factors” and “Cautionary Notice Regarding Forward-Looking Statements,” which appear in Sealed Air’s most recent Annual Report on Form 10-K, as filed with the SEC, as may be updated by Sealed Air’s Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. While Sealed Air may elect to update forward-looking statements at some point in the future, Sealed Air specifically disclaims any obligation to do so, even if estimates change and, therefore, you should not rely on these forward-looking statements as representing our views as of any date subsequent to today.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Sealed Air Corporation dated February 9, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

By:	/s/ Mary A. Coventry
Name:	Mary A. Coventry
Title:	Vice President

Dated: February 9, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Sealed Air Corporation dated February 9, 2012